UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2025

Performance Food Group Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia		23238
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 19, 2025, Performance Food Group Company (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 10, 2025 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the Company’s 2026 Annual Meeting of Stockholders and until their respective successors are elected and qualified:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Barbara J. Beck	141,092,157	1,542,847	73,846	2,619,466
Danielle M. Brown	142,603,181	32,956	72,713	2,619,466
William F. Dawson, Jr.	141,004,647	1,631,864	72,339	2,619,466
Scott D. Ferguson	139,007,272	3,619,317	82,261	2,619,466
Manuel A. Fernandez	141,122,789	1,523,570	62,491	2,619,466
Laura Flanagan	142,624,310	13,440	71,100	2,619,466
Matthew C. Flanigan	142,610,838	25,253	72,759	2,619,466
Kimberly S. Grant	137,084,201	5,555,329	69,320	2,619,466
George L. Holm	141,401,119	1,249,099	58,632	2,619,466
Jeffrey M. Overly	140,418,541	2,230,337	59,972	2,619,466
David V. Singer	142,616,058	21,393	71,399	2,619,466
Randall N. Spratt	142,608,840	26,021	73,989	2,619,466
Warren M. Thompson	141,425,750	1,210,267	72,833	2,619,466

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
142,120,824	3,136,428	71,064	N/A

Proposal No. 3 – Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
140,233,233	2,190,151	285,466	2,619,466

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: November 19, 2025	By:	/s/ A. Brent King
A. Brent King
Executive Vice President, General Counsel and Secretary